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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AMTC Corporation Stock Option Agreement of our report dated March 29, 1999, with respect to the consolidated financial statements of ZixIt Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                                    /s/ Ernst & Young LLP

                                                    Ernst & Young LLP


Dallas, Texas
February 28, 2000

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